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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 1999

                         Commission File No.: 001-14397

                      NEW AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                                   62-1750169
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)

109 WESTPARK DRIVE, SUITE 440
NASHVILLE, TENNESSEE                                          37027
(Address of principal executive offices)                    (Zip Code)

(615) 221-5070
(Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.  OTHER EVENTS.

         For the purposes of informing the market, New American Healthcare Corporation (the "Registrant") hereby files the press release issued on September 1, 1999.


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NEW AMERICAN HEALTHCARE CORPORATION


                                         By:  /s/ Thomas W. Singleton
                                              ------------------------------
                                              Chief Executive Officer

   Dated: September 14, 1999


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                                  EXHIBIT INDEX

      Exhibit No.
      -----------
         99.1        Press Release of the Registrant issued September 1, 1999.